                                                                    EXHIBIT 99.4


                   MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

    In December 2000, Mechanical Dynamics, Inc. (the "Company") acquired ESTECH Corporation ("ESTECH"), a computer-aided engineering service provider based in Yokohama, Japan, from Nissan Motor of Japan and Structural Dynamics Research Corporation. The aggregate purchase price, including acquisition-related costs, was paid entirely in cash and approximated $8.8 million. The cash required for this transaction was provided from the Company's existing cash balances. Pursuant to the agreement, the Company assumed the cash and cash equivalents of ESTECH, which totaled $4.1 million as of November 30, 2000. The acquisition has been accounted for under the purchase method of accounting. The excess of the aggregate purchase price over the fair value of the net assets acquired has been recognized as goodwill, which will be amortized over fifteen years. The operating results of ESTECH will be included in the Company's consolidated results of operations from the date of acquisition.

    The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the acquisition of ESTECH by the Company. These pro forma financial statements do not purport to be indicative of the consolidated financial position or results of operations for future periods or the results that actually would have been realized had the Company and ESTECH been a consolidated company during the specified periods.

    The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the notes thereto of the Company which were previously reported in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, which are hereby incorporated by reference, and the consolidated financial statements of ESTECH for the years ended March 31, 1999 and March 31, 2000, included elsewhere in this Form 8-K/A.

    The unaudited pro forma condensed consolidated balance sheet was prepared as if the acquisition had occurred on September 30, 2000, combining the financial information of the Company and ESTECH as of September 30, 2000. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2000 and the year ended December 31, 1999 were prepared as if the acquisition had occurred on January 1, 1999. To prepare the unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2000, the Company's statement of income for the nine months ended September 30, 2000 was combined with the ESTECH statement of income for the nine months ended September 30, 2000. To prepare the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 1999, the Company's statement of income for the year ended December 31, 1999 has been combined with the ESTECH statement of income for the fiscal year ended March 31, 2000.

                   MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000


                                                                                  PRO FORMA            PRO FORMA
(in thousands)                                          MDI          ESTECH       ADJUSTMENTS         CONSOLIDATED
-------------------------------------------------------------------------------------------------------------------
ASSETS
------
Current assets:
   Cash and cash equivalents.......................   $ 20,620      $  2,983       $ (8,821)   (A)      $  14,782
   Accounts receivable, net of allowance for
     doubtful accounts.............................      9,865         2,066                               11,931
   Prepaid and deferred expenses...................      2,564           235                                2,799
                                                      --------      --------       --------             ---------
       Total current assets........................     33,049         5,284         (8,821)               29,512
Property and equipment, net........................      2,576           785                                3,361
Goodwill, net......................................      3,062             0          4,213     (B)         7,275
Other assets.......................................        942           905                                1,847
                                                      --------      --------       --------             ---------
                                                      $ 39,629      $  6,974       $ (4,608)            $  41,995
                                                      ========      ========       =========            =========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities:
   Borrowings under lines of credit................   $     50      $      0       $                    $      50
   Accounts payable and accrued expenses...........      4,600         2,348                                6,948
   Deferred revenue................................      6,895            18                                6,913
                                                      --------      --------       --------             ---------
       Total current liabilities...................     11,545         2,366              0                13,911
                                                      --------      --------       --------             ---------
Minority interest..................................        533             0              0                   533
                                                      --------      --------       --------             ---------
Shareholders' equity:
   Common stock....................................     22,275         2,137         (2,137)    (C)        22,275
   Retained earnings...............................      5,252         2,471         (2,471)    (C)         5,252
   Accumulated other comprehensive income..........         24             0                                   24
                                                      --------      --------       --------             ---------
       Total shareholders' equity..................     27,551         4,608         (4,608)               27,551
                                                      --------      --------       --------             ---------
                                                      $ 39,629      $  6,974       $ (4,608)            $  41,995
                                                      ========      ========       =========            =========




  The accompanying notes are an integral part of these consolidated statements.

                   MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES

        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000


The unaudited pro forma condensed consolidated balance sheet gives effect to the following unaudited pro forma adjustments:

A)   Adjustment is the amount of cash paid for the purchase of ESTECH.

B) Adjustment is for the amount of goodwill recorded in connection with purchase accounting.

C) Adjustment is for the elimination of ESTECH's shareholders' equity in connection with purchase accounting.

                   MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000



                                                                                                PRO FORMA           PRO FORMA
(in thousands)                                                       MDI           ESTECH      ADJUSTMENTS         CONSOLIDATED
-------------------------------------------------------------------------------------------------------------------------------
Revenue ....................................................      $  33,401      $   5,863     $       (62) (A)     $   39,202
Operating expenses .........................................         31,740          5,110             149  (B)         36,999
                                                                  ---------      ---------     -----------          ----------
Operating income (loss) ....................................          1,661            753            (211)              2,203
Other income (expense) .....................................            396             41            (159) (C)            278
                                                                  ---------      ---------     -----------          ----------
Income (loss) before income tax provision and
minority interest ..........................................          2,057            794            (370)              2,481
Income tax provision (credit) ..............................            615            337             (54) (D)            898
Minority interest ..........................................             54              0               0                  54
                                                                  ---------      ---------     -----------          ----------
Net income (loss) ..........................................      $   1,388      $     457     $      (316)         $    1,529
                                                                  =========      =========     ===========          ==========

Basic net income per common share ..........................      $    0 22                                         $     0 24
Weighted average common shares .............................          6,252                                              6,252

Diluted net income per common share ........................      $    0 22                                         $     0 24
Weighted average common and common equivalent
   shares ..................................................          6,254                                              6,254




  The accompanying notes are an integral part of these consolidated statements.

                   MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                               PRO FORMA            PRO FORMA
(in thousands)                                                       MDI           ESTECH      ADJUSTMENTS         CONSOLIDATED
-------------------------------------------------------------------------------------------------------------------------------
Revenue .....................................................     $  40,255      $   6,250     $       (32) (A)    $    46,473
Operating expenses ..........................................        39,915          5,514             249  (B)         45,678
                                                                  ---------      ---------     -----------         -----------
Operating income (loss) .....................................           340            736            (281)                795
Other income (expense) ......................................           514             (3)           (212) (C)            299
                                                                  ---------      ---------     -----------         -----------
Income (loss) before income tax provision and
minority interest ...........................................           854            733            (493)              1,094
Income tax provision (credit) ...............................          (249)           310             (72) (D)            (11)
Minority interest ...........................................             8              0               0                   8
                                                                  ---------      ---------     -----------         -----------
Net income (loss) ...........................................     $   1,095      $     423     $      (421)        $     1,097
                                                                  =========      =========     ===========         ===========
Basic net income per common share ...........................     $    0 18                                        $      0 18
Weighted average common shares ..............................         6,254                                              6,254

Diluted net income per common share .........................     $    0 18                                        $      0 18
Weighted average common and common equivalent
   shares ...................................................         6,254                                              6,254




  The accompanying notes are an integral part of these consolidated statements.

                   MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND THE YEAR ENDED DECEMBER 31,
                                      1999

The unaudited pro forma condensed consolidated balance sheet gives effect to the following unaudited pro forma adjustments:


A) Adjustment is to eliminate intercompany software license revenue and professional services revenue between the Company and ESTECH.

B) Adjustment is to eliminate intercompany expense related to software licenses and professional services, and to reflect goodwill amortization in connection with purchase accounting.

C)   Adjustment is for lost interest income due to cash used in the acquisition.

D)   Adjustment is for tax provision related to lost interest income.